As filed with the Securities and Exchange Commission on December 22, 2010

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	Registration Statement Under the Securities Act of 1933
☐	Pre-effective Amendment No.
☐	Post-effective Amendment No.
☒	Registration Statement Under the Investment Company Act of 1940
☐	Amendment No.

Aberdeen Emerging Markets Debt

Local Currency Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:

Lucia Sitar

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copies of information to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York, 10019

(212) 728-8000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share	50,000	$20.00	$1,000,000	$71.30

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated                   , 2010

PROSPECTUS

Shares

Aberdeen Emerging Markets Debt

Local Currency Fund, Inc.

Common Shares
$20.00 per Share

The Fund. Aberdeen Emerging Markets Debt Local Currency Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Strategy. The Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a portfolio of emerging markets sovereign and corporate debt securities denominated in foreign currencies.

No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed- end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering. The Fund intends to apply to list the common shares on the                      Exchange. The trading or “ticker” symbol of the common shares is expected to be “            .”

Advisor and Sub-Advisor. Aberdeen Asset Management Inc. (“AAMI” or the “Advisor”) will be the Fund’s investment advisor. Aberdeen Asset Management Investment Services Limited (“AAMISL”) will be the Fund’s sub-advisor (the “Sub-Advisor”). Collectively, AAMI and AAMISL and their affiliates are referred to herein as “Aberdeen.” See “Management of the Fund” in this prospectus and “Advisor” and “Sub-Advisor” in the Fund’s Statement of Additional Information (the “SAI”).  The Advisor has retained TS Capital, LLC to provide the Fund with certain distribution, marketing and shareholder services.

(continued on the following page)

Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page [XX] of this prospectus.

	Per Share	Total (1)
Public offering price	$20.00	$
Sales load		$
Estimated offering costs (2) (3)		$
Proceeds, after expenses, to the Fund		$

(notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about                   , 2010.

The date of this prospectus is                           , 2010.

(continued from previous page)

Leverage. The Fund may seek to enhance the level of its current distributions through the use of leverage. The Fund may utilize leverage through various means, including but not limited to, borrowings or the use of reverse repurchase agreements and/or through the issuance of commercial paper, notes or preferred shares of beneficial interest (“Preferred Shares”) (collectively, “leverage”) in an aggregate amount up to 33 1/3% of the Fund’s Managed Assets after such borrowings and/or issuance. “Managed Assets” means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.  For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. The issuance of these instruments, which would be senior to the Fund’s common shares, will result in the financial leveraging of the common shares. The cost associated with any issuance and use of leverage will be borne by the holders of the common shares. The Fund’s board of directors (“Board of Directors”) will determine whether to utilize leverage, the terms of the leverage and the timing of its offering or arrangement. Through the use of leverage, the Fund will seek to obtain a higher return for the holders of common shares than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Borrowings and Preferred Shares—Effects of Leverage,” “Risks—Leverage Risk” and “Description of Shares.”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI, dated                            , 2010, as it may be supplemented, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page      of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling                             ; by writing to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103; or from the Fund’s website (                                ). You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

(1)          The Fund has granted the underwriters an option to purchase up to [XX] additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $              , $              , $              and $              , respectively. See “Underwriting.”

(2)          Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) are estimated to be $        , which represents
      % (or $       per common share) of the Fund’s aggregate offering price. In addition, the Fund anticipates utilizing leverage through borrowings and/or the use of reverse repurchase agreements in the aggregate principal amount of approximately $      . The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) that exceed       % (or $       per common share) of the Fund’s aggregate offering price.

(3)          The Fund has agreed to pay the underwriters $           per common share as a partial reimbursement of expenses incurred in connection with the offering. The Advisor (not the Fund) will pay                                                   additional compensation. The total amount of the foregoing payments will not exceed       % (or $       per common share) of the total price to the public of the common shares sold in this offering, but is in addition to the       % (or $       per common share) sales load described in the table. See “Underwriting.”

You should rely only on the Information contained in this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

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PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth in this prospectus under the heading “Risks.”

The Fund	Aberdeen Emerging Markets Debt Local Currency Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering

The Fund is offering                  common shares of beneficial interest (“Common Shares”) at $20.00 per share through a group of underwriters (the “Underwriters”) led by                  (“        ”). You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of                          Common Shares. The Advisor has to agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed       % (or $      per Common Share) of the Fund’s aggregate offering price.

Listing	The Fund intends to apply to list the Common Shares on the Exchange (“ ”). The trading or “ticker” symbol of the Common Shares is expected to be “ .”

Investment Objectives and Policies

The Fund’s primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund will normally invest at least 80% of its Managed Assets (plus any borrowings made for investment purposes) in a portfolio of emerging markets sovereign and corporate debt securities denominated in foreign currencies (“Emerging Markets Debt Securities”). Emerging Markets Debt Securities include fixed-income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. The Advisor and Sub-Advisor have broad discretion to identify and invest in countries that they consider to qualify as emerging market countries. Emerging market countries include any country included in the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, JPMorgan Emerging Markets Bond Index Plus, JPMorgan Emerging Markets Bond Index Global Diversified, Morgan Stanley Capital International (MSCI ) Emerging Local Markets Plus Composite Index, or the Emerging Market Database of Standard and Poor’s (“S&P”). Emerging market countries also include countries that are considered to be emerging market countries by the international financial community, such as the World Bank or International Monetary Fund (“IMF”). Local currencies mean the currencies of emerging market countries.

Emerging Markets Debt Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities, indices or currencies, and credit default swaps with respect to emerging market issuers or securities). Derivatives will be included in the 80% test so long as the underlying asset is an Emerging Markets Debt Security.

The Fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, securities issued by supranational organizations, loan participation notes, Rule 144A securities, non-U.S. currencies, forward currency contracts and other foreign currency transactions, and derivatives related to these types of securities and instruments. The Fund seeks capital appreciation through country selection, sector selection, security selection and currency selection.

The portfolio management team will focus on the entire emerging markets local currency debt universe, investing in conventional and index-linked bonds, interest rates swaps, foreign exchange, conventional and inflation-linked sovereign and quasi- sovereign bonds. The Fund may invest in both investment-grade and high yield securities. The Fund may invest in securities of any maturity.

The portfolio management team will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. They will assess both the risk-return profile of an individual investment, as well as the risk/return impact of its incremental addition to the fund as a whole, and then construct a diversified, risk-controlled portfolio of instruments.

The Fund initially intends to invest less than 25% of its assets in a single country; however, neither the Fund’s organizational documents nor its investment policies (as described in this prospectus and the Statement of Additional Information) limit the percentage of the Fund’s assets that may be invested in a single country.

The Fund expects to maintain an average portfolio credit quality of investment grade. The Fund may invest in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Advisor or Sub-Advisor, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Advisor or Sub-Advisor does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets to Emerging Markets Debt Securities. See “Derivatives” below.

The Fund’s investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change.

Under normal market conditions, the Fund intends to engage in Borrowings in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed). See “Leverage” below and “Effects of Leverage” in this prospectus.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates or related indexes. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps (“CDS”) (both single name CDS and CDX Index), currency swaps, cross currency swaps and forwards, and interest rate swaps. CDS may be used to adjust the Fund’s exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. The base currency of the Fund is US Dollars. Performance may be strongly influenced by movements in currency rates because the Fund may have exposure to a particular currency that is different to the value of the securities denominated in that currency held by the Fund. Currency swaps and forwards are primarily used to manage the Fund’s currency exposure and interest rate swaps are primarily used to manage the Fund’s interest rate exposure. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of Emerging Market Debt Securities, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in Emerging Market Debt Securities. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “The Fund’s Investments—Portfolio Composition—Derivatives” and “Risks—Derivatives Risk.”

Borrowings and Preferred Shares

The Fund may use leverage through various means, including, but not limited to, borrowings or the use of reverse repurchase agreements and/or through the issuance of commercial paper, notes or Preferred Shares in an aggregate amount up to 33 1/3% of the Fund’s Managed Assets. The Fund intends to leverage its assets through borrowings and/or the use of reverse repurchase agreements. The Fund may borrow from banks and other financial institutions. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Fund’s leveraging strategy may not be successful. See “Risks—Leverage Risk.” Subject to market conditions, approximately [ ] months after completion of this offering, the Fund intends to establish a leverage program. Leverage instruments will have seniority over the Common Shares. The use of leverage will leverage your investment in the Common Shares.

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. The Fund may also issue commercial paper or notes or obtain other loans from banks and other financial institutions. If the Fund uses leverage, associated costs will be borne immediately by holders of Common Shares (“Common Shareholders”) through a reduction of the net asset value (“NAV”) of the Common Shares.

Preferred Shares, if issued, will pay adjustable rate dividends based on short-term rates, which will be redetermined periodically by an auction process. However, under current conditions it is unlikely that the Fund will issue Preferred Shares given that most such auctions have failed, and the auction market has been largely frozen. Since early 2008, borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the leverage, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to Common Shareholders. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile.

The Fund may also take on leveraging risk by, among other things, purchasing securities on a when-issued or delayed delivery basis, entering into credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. See “The Fund’s Investments—Leverage” and “Risks—Leverage Risk.”

Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, entering into credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities for purposes of the 1940 Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. If the Fund utilizes these portfolio management techniques, it will segregate liquid assets or otherwise cover its obligations, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitments under such portfolio management techniques, such instruments will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the Securities and Exchange Commission (“SEC”) thereunder. For these purposes, interpretations and guidance provided by the SEC staff will be taken into account by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Distributions

The Fund’s present distribution policy, which may be changed at any time by the Board of Directors, is to distribute monthly all or a portion of its net investment income to the Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually. AAMISL has been granted an exemptive application from the SEC to permit closed-end funds for which it acts as investment advisor or sub-advisor to make periodic distributions of long-term capital gains more frequently than annually, subject to certain conditions. The Board of Directors may authorize AAMISL to rely on the exemptive application with respect to the Fund’s distributions and, if such authorization is made, the Fund will pay distributions of approximately the same amount or percentage to Common Shareholders each month. See “Distributions.”

The initial distribution is expected to be declared approximately        days after the completion of this offering and paid approximately       days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See “Distributions” and “Borrowings and Preferred Shares.”

Distribution Support	The Advisor has retained TS Capital, LLC, and to provide the Fund with certain distribution, marketing and shareholder services.

Advisor and Sub-Advisor

Aberdeen Asset Management Inc. (“AAMI” or the “Advisor”) will be the Fund’s investment advisor and Aberdeen Asset Management Investment Services Limited (“AAMISL” or the “Sub-Advisor”) will be the Fund’s sub-advisor. The Advisor, in consultation with the Sub-Advisor, is responsible for determining the Fund’s overall investment strategy and overseeing its implementation. The Advisor may delegate management responsibility for a portion of the Fund’s portfolio to the Sub-Advisor. Each of AAMI and AAMISL will be responsible for the day-to-day management of its allocated portion of the Fund’s portfolio.

Each of AAMI and AAMISL is a registered investment advisor and a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). Aberdeen PLC is the parent company of an asset management group managing approximately $281.6 billion in assets as of September 30, 2010, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, the Advisor and the Sub-Advisor may use the resources of investment advisor subsidiaries of Aberdeen PLC, pursuant to a memorandum of understanding with advisory affiliates of the Advisor and the Sub-Advisor.

Administrator, Custodian, Sub-Administrator and Fund Accountant and Transfer Agent

The Fund has retained AAMI as administrator, State Street Bank and Trust Company as custodian, sub-administrator and fund accountant, and Computershare as transfer agent for the Fund. The Advisor and the Board of Directors will be responsible for overseeing the activities of the administrator, custodian, sub-administrator and fund accountant and transfer agent. See “Administrator, Custodian, Sub-Administrator and Fund Accountant and Transfer Agent.”

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed- end funds can generally stay more fully invested in securities consistent with the closed-end fund’s investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV. The market price of such shares may be affected by NAV, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend or interest payments by the fund’s portfolio holdings, the timing and success of the fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV.

The Board of Directors has reviewed the structure of the Fund in light of its investment objectives and policies and believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Directors may review periodically the trading range and activity of the Common Shares with respect to its NAV, and the Board of Directors may take certain actions to seek to reduce or eliminate any such discount to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. Investors should assume that it is highly unlikely that the Board of Directors would vote to convert the Fund to an open-end management investment company. See “Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund.”

Federal Tax Matters

Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains for Common Shareholders receiving such distributions. Distributions in excess of the Fund’s current and accumulated earnings and profits would first be a tax-free return of capital to the extent of a Common Shareholder’s adjusted tax basis in its Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Common Shares are held as capital assets). In addition, a significant portion of the distributions generally will not constitute “qualified dividend income” for federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See “Federal Tax Matters.”

Selected Risk Considerations

Investing in the Fund involves various material risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risks” before you invest in the Fund’s Common Shares. See the section entitled “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s Common Shares.

No Operating History. The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See also “Risk Factors—Investment and Market Risk.”

Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund’s NAV. Notwithstanding the foregoing, the Fund intends to conduct its operations so as to meet the diversification requirements for regulated investment companies for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). See “U.S. Federal Income Tax Matters.”

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in the over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Management Risk. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Advisor and Sub-Advisor. As with any managed fund, the Advisor or Investment Sub-Advisor may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Investments in Foreign Securities. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisor and Sub-Advisor endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “Risk Factors—Foreign Currency Risk.”

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund invests may operate in, or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. In the event the Fund is an investor in companies identified as such, the Fund will be indirectly subject to those risks.

Investments in Emerging Markets Countries. Investing in the securities of issuers located in emerging markets countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging markets countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries are often heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war), which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging markets countries has deepened over the years, with the effect that economic difficulties in one country may spread throughout a region or even among all or most emerging markets countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investments in emerging markets countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk. The Fund will invest at least 80% of its net assets in Emerging Markets Debt Securities, which are denominated in foreign currencies. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging markets countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in losses to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, in the derivatives markets, including through credit linked notes, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging markets countries in which the Fund invests. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging markets countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund’s investments in Emerging Markets Debt Securities may be impacted by the actions of the governments of the emerging markets countries in which the Fund invests.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor or Sub-Advisor’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Sovereign Debt Securities Risk. Investments in emerging markets countries’ government debt securities involve special risks. Certain emerging markets countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging markets countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in emerging markets countries’ government debt securities involve currency risk. See “Risk Factors—Foreign Currency Risk.”

Corporate Debt Risks. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants that are exercisable into other debt or equity securities. Upon conversion of such securities into equity securities, the equity securities will be sold.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Derivatives Risk. Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies or other instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The Fund’s investments in derivatives can affect the amount, timing and character of distributions to shareholders; the extent to which the Fund invests in derivatives may be limited by tax considerations. Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

The use of derivatives may expose the Fund to leverage risk. See “Leverage Risk” below.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Interest Rate Risk. Interest rate risk is the risk that investments, will decline in value because of changes in market interest rates. When interest rates rise the market value of fixed-income securities generally will fall. The Fund’s investment in such securities means that the NAV and price of the Common Shares may decline if market interest rates rise. Interest rates in many countries are currently low relative to historic levels. During periods of declining interest rates, an issuer of fixed-income securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding fixed-income securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s investments in common stock may also be influenced by changes in interest rates.

Credit Risk. Credit risk is the risk that an issuer of, for example, a fixed income security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a fixed income security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the fixed-income securities, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative impact on the Fund’s ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an “over-the-counter” market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Advisor or Sub-Advisor’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Advisor or Sub-Advisor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Advisor and Sub-Advisor are under no obligation to engage in any hedging strategies, and may, in their discretion, choose not to. Even if the Advisor or Sub-Advisor desire to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Below Investment Grade Securities Risk. The Fund’s investments in fixed-income securities of below investment grade quality (commonly referred to as “high yield” securities or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, such below investment grade securities entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions. The prices of these lower quality securities are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. See “Risk Factors—Credit Risk.”

Net Asset Value Discount Risk. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.” The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Fund’s Common Shares will be reduced by offering costs paid by the Fund, as such it is likely that the Common Shares will trade at a discount to their NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See “Description of Shares.”

Structured Products Risk. The Fund may invest in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default;

(iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Credit Default Swaps Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund’s records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Credit Linked Notes Risk. The Fund may invest in credit linked notes, which are securities that are collateralized by one or more designated securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the credit linked note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in credit linked notes has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that if the issuer of the credit linked notes defaults or becomes bankrupt, the Fund will lose the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

The market for credit linked notes may be, or may suddenly become, illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Warrants Risk. The Fund may invest in warrants. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund’s costs of borrowing, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Advisor or Sub-Advisor nevertheless may determine to continue to use leverage if they believe that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses of an offering of Preferred Shares and/or a borrowing program will be borne by Common Shareholders and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use leverage, as such fees will be calculated on the basis of the Fund’s total assets, which includes proceeds from Borrowings and/or Preferred Shares, as well as the notional value of any credit default swaps written by the Fund. In this regard, holders of debt or Preferred Shares do not bear such fees. Rather, Common Shareholders bear the portion of such fees attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire advisory and administrative fees.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, Moody’s, Fitch and DBRS. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Market Disruption and Geopolitical Risk. The wars in and continuing occupations of Iraq and Afghanistan, instability in the Middle East and terrorist attacks around the world, among other things, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Advisor and Sub-Advisor do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of such events in the future on the U.S. economy and global securities markets.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation include provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust” and “Risk Factors—Net Asset Value Discount Risk.”

Current Economic Conditions - Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including corporate fixed-income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the corporate fixed-income securities market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including corporate fixed-income securities and asset-backed securities. In addition, during 2008, several major dealers of corporate fixed-income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s corporate fixed-income securities and asset-backed securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. During times of reduced market liquidity, such as at the present, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Because of the current conditions in the credit markets, issuers of fixed-income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of corporate fixed-income securities, asset-backed securities, Senior Loans and Second Lien Loans, to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted. The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Secondary Market for the Fund’s Common Shares. The issuance of Common Shares through the Fund’s dividend reinvestment plan may have an adverse effect on the secondary market for the Fund’s Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund’s dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund’s NAV per Common Share. When the Fund’s Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the                           Exchange or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Distressed Securities Risk. The Fund may invest up to 15% of its Managed Assets in distressed securities. Distressed securities are rated below “B—” by S&P or Fitch, below “B3” by Moody’s, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Advisor or the Sub-Advisor at the time of purchase. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

SUMMARY OF FUND EXPENSES

The following table assumes the use of leverage in the form of bank loan facilities and/or reverse repurchase agreements in an amount equal to         % of the Fund’s Managed Assets (after their utilization), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The “Other expenses” shown in the table and related footnotes are based on estimated amounts.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)%
Offering expenses borne by the Fund (as a percentage of offering price)		%(1)
Offering expenses of borrowings and/or reverse repurchase agreements expected to be borne by the Fund (as a percentage of offering price)		%*
Dividend reinvestment plan fees	None	(2)

Percentage of Net Assets Attributable to Common Shares (Assumes Debt and/or Reverse Repurchase Agreements Are Used)(3)
Annual Expenses
Management fees(4)%
Interest payments on borrowed funds		%
Other expenses		%(5)
Total annual expenses		%

* Assuming the Fund utilizes leverage in the form of borrowings and/or reverse repurchase agreements, there are no offering expenses associated with the use of such instruments.

(1)          The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed       % (or $     per Common Share) of the Fund’s aggregate offering price.

(2)          You will pay brokerage charges if you direct                          , as agent for the Common Shareholders, to sell your Common Shares held in a dividend reinvestment account.

(3)          The table presented below in this footnote estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s net assets attributable to Common Shares. Unlike the table above, this table assumes that no debt and/or reverse repurchase agreements and no other leverage is used. This will be the case, for instance, prior to the Fund’s expected issuance of debt and/or reverse repurchase agreements or the use of other leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes no Debt, Reverse Repurchase Agreements or Other Leverage Is Used)
Annual Expenses
Management fees (4)%
Other expenses		%
Total annual expenses		%

(4)          Represents the aggregate fee payable to the Advisor (a portion of which is paid by the Advisor to the Sub-Advisor).

(5)          If the Fund utilizes leverage in the form of borrowings and/or reverse repurchase agreements, there are no offering expenses associated with their use. Although the Fund has no current intention to do so, if the Fund elects to use other forms of leverage, there may be offering expenses associated with such issuance, which expenses would be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under “Other expenses” and “Total annual expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately                               Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses  would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including the sales load of $      , estimated offering expenses of this offering of $     and the estimated offering costs of issuing debt assuming the Fund issues debt representing       % of the Fund’s Managed Assets (after their issuance) of $ ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of              % of net assets attributable to Common Shares and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

* The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5%

return shown in the example. In the event that the Fund does not utilize any leverage, an investor would pay the following expenses based on the assumptions in the example: one year, $    ; three years, $    ; five years, $    ; and ten years, $    .

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on December 15, 2010, as a Maryland corporation pursuant to Articles of Incorporation (the “Charter”). As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, and its telephone number is                       . Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund’s use of leverage. See “Risks.”

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $                       ($      if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) that exceed       % (or $       per Common Share) of the Fund’s aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objectives and policies within       days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund will normally invest at least 80% of its Managed Assets (plus any borrowings made for investment purposes) in a portfolio of emerging markets sovereign and corporate debt securities denominated in foreign currencies (“Emerging Markets Debt Securities”). Emerging Markets Debt Securities include fixed-income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. The Advisor and Sub-Advisor have broad discretion to identify and invest in countries that they consider to qualify as emerging market countries. Emerging market countries include any country included in the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, JPMorgan Emerging Markets Bond Index Plus, JPMorgan Emerging Markets Bond Index Global Diversified, Morgan Stanley Capital International (MSCI ) Emerging Local Markets Plus Composite Index, or the Emerging Market Database of Standard and Poor’s (“S&P”). Emerging market countries also include countries that are considered to be emerging market countries by the international financial community, such as the World Bank or International Monetary Fund (“IMF”).  Local currencies mean the currencies of emerging market countries.

Emerging Markets Debt Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities, indices or currencies, and credit default swaps with respect to emerging market issuers or securities). Derivatives will be included in the 80% test so long as the underlying asset is an Emerging Markets Debt Security.

The Fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, securities issued by supranational organizations, loan participation notes, Rule 144A securities, non-U.S. currencies, forward currency contracts and other foreign currency transactions, and derivatives related to these types of securities and instruments. The Fund seeks capital appreciation through country selection, sector selection, security selection and currency selection.

The portfolio management team will focus on the entire emerging markets local currency debt universe, investing in conventional and index-linked bonds, interest rates swaps, foreign exchange, conventional and inflation-linked sovereign and quasi- sovereign bonds. The Fund may invest in both investment-grade and high yield securities. The Fund may invest in securities of any maturity.

The portfolio management team will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. They will assess both the risk-return profile of an individual investment, as well as the risk/return impact of its incremental addition to the fund as a whole, and then construct a diversified, risk-controlled portfolio of instruments.

The Fund initially intends to invest less than 25% of its assets in a single country; however, neither the Fund’s organizational documents nor its investment policies (as described in this prospectus and the Statement of Additional Information) limit the percentage of the Fund’s assets that may be invested in a single country.

The Fund expects to maintain an average portfolio credit quality of investment grade. The Fund may invest in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Advisor or Sub-Advisor, including defaulted securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Advisor or Sub-Advisor does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets to Emerging Markets Debt Securities. See “Derivatives” below.

The Fund’s investment objective and 80% policy are non-fundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objective or the 80% policy at least 60 days prior to any change.

Under normal market conditions, the Fund intends to engage in Leverage in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed). See “Leverage” below and “Effects of Leverage” in this prospectus. Under normal market conditions, the Fund intends to engage in Borrowings in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed). See “Effects of Leverage” below.

Investment Strategy

The portfolio management team will focus on the emerging markets debt universe (as described above), investing in conventional and index-linked bonds, interest rates swaps, foreign exchange, conventional bonds and inflation-linked sovereign and quasi-sovereign bonds. The Fund may invest in both investment-grade and high yield securities. The Fund may invest in securities of any maturity. The portfolio management team will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. They will assess both the risk-return profile of an individual investment, as well as the risk/return impact of its incremental addition to the fund as a whole, and then construct a diversified, risk-controlled portfolio of instruments.

Portfolio Composition

The Fund’s permitted investments include, but are not limited to:

Sovereign Debt Obligations. Sovereign debt obligations are obligations of governmental issuers in foreign developed and emerging markets countries (“Sovereign Debt Obligations”). Sovereign Debt Obligations include, but are not limited to, (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities and supranational government entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between governments and financial institutions. See “—Loan Participations and Assignments.” Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of Sovereign Debt Obligations, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted Sovereign Debt Obligations may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Risk Factors—Investments in Foreign Securities.”

Corporate Debt Obligations. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Bonds. The Fund may invest in a wide variety of bonds and loan participation notes of varying maturities issued by corporations in emerging markets and other business entities, governments and municipalities and other issuers. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some bonds are “perpetual” in that they have no maturity date.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging markets or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, in the derivatives markets, including through credit linked notes, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. For more information, see “Additional Investment Activities and Risk—Derivatives—Options” in the SAI. In addition, many derivative transactions involving options require segregation of Fund assets in special accounts, as described below under “—Use of Asset Segregation and Other Special Accounts.”

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of that security.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. See “Risk Factors—Investments in Foreign Securities” and “Risk Factors—Foreign Currency Risk.”

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Futures Contracts Strategies. When a significant market advance is anticipated, the purchase of a futures contract by the Fund affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities. To the extent that the value of the Fund’s portfolio of securities changes in correlation with the value of the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Fund’s assets used to take the position. The Fund may therefore use futures as form of leverage and may be exposed to the associated risks. See “Leverage Risk” below.

There currently are limited futures markets for certain currencies of emerging markets countries, securities and indexes and the nature of the strategies adopted by the Advisor or Sub-Advisor and the extent to which those strategies are used will depend on the development of those markets. To the extent the Fund engages in transactions in options and futures, the Fund will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Fund’s records or deposited in a segregated account with the Fund’s custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Structured Products. The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of structuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

Swaps. The Fund may enter into swap transactions, such as interest rate swaps, cross currency swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” may include currencies, fixed interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the designation of cash or liquid securities in an amount equal to the Fund’s net obligations under the swap. These transactions are not subject to the Fund’s borrowing restrictions. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add investment exposure to certain securities or markets to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as an emerging market corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure to the reference instrument in the amount of the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt instrument absent a default of the underlying debt obligation, a credit downgrade or other indication of financial distress with respect to the reference issuer may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin with the counterparty, possibly requiring it to sell other assets at disadvantageous times or prices.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Use of Asset Segregation and Special Accounts. Many derivative transactions, in addition to other requirements, require that the Fund designate or segregate cash and/or liquid securities at least equal to the Fund’s daily mark-to-market obligations under the transaction. Alternatively, the Fund may “cover” its obligations through ownership of the underlying security, financial instrument or currency, or through other offsetting transactions.

In the case of certain derivatives, the Fund must deposit initial margin and possibly daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligations under the derivatives. To the extent that the Fund segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Fund will have the ability to employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts.

Although the Advisor and Sub-Advisor will attempt to ensure that at all times the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, these obligations will often be volatile and it is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies, such as by entering into offsetting positions. For example, the Fund could offset a put option sold by the Fund by purchasing a put option with the same or higher strike price. Moreover, instead of segregating cash and/or liquid securities with respect to a long position in a futures or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Derivative transactions may also be covered through a combination of offsetting transactions and the designation of liquid assets.

Leverage. The Fund may use leverage through Borrowings, and possibly through the issuance of Preferred Shares, in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets immediately after such Borrowings and/or issuances. It is possible that following such Borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 33 1/3% threshold will be exceeded. In that case, the leverage risk to Common Shareholders will increase. The Fund may also enter into other transactions that are not subject to this 33 1/3% threshold but that may give rise to a form of leverage including, among others, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. If issued, the Preferred Shares would have complete priority over Common Shares regarding distribution of Fund assets, and any Borrowings would be senior to both Common Shares and Preferred Shares. The Fund may also borrow up to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

The Fund may manage some of its reverse repurchase and derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset reverse repurchase and derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does segregate liquid assets or otherwise cover its obligations under such transactions that would otherwise be included in Borrowings (e.g., through offsetting positions), such transactions will not be treated as Borrowings for purposes of the 33 1/3% total assets threshold discussed above. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may, however, perform as if it is leveraged.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging markets countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage. The Fund’s Board will regularly review the Fund’s use of leverage (i.e., the relative costs and benefits of leverage on the Fund’s Common Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing Preferred Shares or generating leverage through other means, such as derivative transactions).

Currency. The Fund may engage in foreign currency exchange transactions in connection with its investments in Emerging Markets Debt Securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, in the derivatives markets, including through credit linked notes, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives.

Zero Coupon Bonds. Certain debt securities purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Repurchase Agreements. The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Advisor or Sub-Advisor. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements are fully collateralized by the underlying securities. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging markets countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements. The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Fund, are considered to be senior securities under the 1940 Act unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements.

Asset-Backed Securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

Private Placements and Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Advisor or Sub-Advisor, pursuant to procedures approved by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be “liquid,” the security will not be included within the category “illiquid securities.” However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit, and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Common Stock. The Fund may receive stock as a result of a restructuring. Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. In the event that the Fund received common stock, the Advisor or Sub-Advisor would generally seek to sell the holding in due course.

Preferred Stock. The Fund may receive preferred stock as a result of a restructuring. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. In the event that the Fund received preferred stock, the Advisor or Sub-Advisor would generally seek to sell the holding in due course.

Inflation Linked Bonds. Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to Emerging Markets Debt Securities through warrants, the return on which is linked to one or more securities of issuers located in emerging markets countries. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

High Yield Securities. The Fund may invest in debt securities that are rated below investment grade (below Baa by Moody’s or below BBB by either S&P or Fitch) or unrated but judged by the Advisor or Sub-Advisor to be of comparable quality (“Non-Investment Grade Bonds”). Non-Investment Grade Bonds are commonly referred to as “high yield” securities or “junk bonds.” Non-Investment Grade Bonds involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Non-Investment Grade Bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more ratings agencies.

The market values of Non-Investment Grade Bonds tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue Non-Investment Grade Bonds in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Advisor and Sub-Advisor do not rely solely on credit ratings, and develop their own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor and Sub-Advisor determine that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor or Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objective may depend more heavily on the Advisor or Sub-Advisor’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities. To the extent that the Fund invests in U.S. Government Securities, it will generally invest in

Treasury bills, notes and bonds.

Bank Capital Securities and Bank Obligations. The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital is generally, but not always, of investment grade quality. Certain bank securities are commonly thought of as hybrids of debt and preferred stock. These may be perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

The Fund may also invest in other bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “U.S. Federal Income Tax Matters.”

Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to Floating-Rate Loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds (ETFs) and investment companies organized under non-U.S. law, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts of uninvested cash or when the Advisor or Sub-Advisor believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Advisor or Sub-Advisor or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Risk Factors—Leverage Risk.”

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets. The Fund may lend its portfolio securities consistent with the Fund’s investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Advisor or Sub-Advisor deem material to the security on loan.

BORROWINGS AND PREFERRED SHARES

The Fund may use leverage in an aggregate amount up to 33 1/3% of the Fund’s Managed Assets after such borrowings and/or issuance. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund’s assets. The Fund intends to leverage its assets through borrowings and/or the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common Shares. The issuance of leverage would leverage the Common Shares. Although the timing and other terms of the offering of leverage and the terms of the leverage would be determined by the Fund’s Board of Directors, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund’s investment objectives and policies. If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. However, under current conditions it is unlikely that the Fund will issue Preferred Shares given that most such auctions have failed, and the auction market has been largely frozen. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged.

Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, each of the Advisor or the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from reverse repurchase agreements and other borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See “Risks—Leverage Risk.”

The Fund’s Charter authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage

Assuming that the leverage will represent approximately     % of the Fund’s capital and pay dividends or interest at an annual combined average rate of %, the return generated by the Fund’s portfolio (net of estimated expenses) must exceed % in order to cover the dividend or interest payments specifically related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –1 0%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing     % of the Fund’s capital, net of expenses, and the Fund’s currently projected annual dividend or interest on its leverage of %.

Assumed Portfolio Total Return (Net of Expenses)	(10)%		(5)%		0%		5%	10%

Common Share Total Return	(	)%	(	)%	(	)%	%	%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

RISKS

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. You should carefully consider the risks below and other information contained in this prospectus before you decide to participate in the offering. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

Non-Diversified Status

As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund’s NAV. Notwithstanding the foregoing, the Fund intends to conduct its operations so as to meeting the diversification requirements for regulated investment companies for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. See “U.S. Federal Income Tax Matters.” To so qualify, among other requirements, the Fund will limit its investments so that at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (i) any one issuer, (ii) one or more “qualified publicly traded partnerships” (as defined in the Code) or (iii) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

No Operating History

The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See “—Investment and Market Risk.”

Investment at the Time of Initial Offering Risk

Initial investments in the Fund at the time of offering are subject to a sales load and offering costs. There is no guarantee that the Fund will generate sufficient return to recoup the sales load and the offering costs.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded in over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Management Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Advisor and Sub-Advisor. If one or more key individuals leaves the Advisor or Sub-Advisor, they may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

As with any managed fund, the Advisor and Sub-Advisor may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Investments in Foreign Securities

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisor and Sub-Advisor endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “—Foreign Currency Risk.”

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt securities that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. In the event that the Fund is an investor in companies identified as such, the Fund will be indirectly subject to those risks.

Investments in Emerging Markets Countries

Investing in the securities of issuers located in emerging markets countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging markets countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging markets countries has deepened over the years, with the effect that economic difficulties in one country may spread throughout a region or even among all or most emerging markets countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investments in emerging markets countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk

The Fund will invest at least 80% of its net assets in Emerging Markets Debt Securities, which are denominated in foreign currencies. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging markets countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of the monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in losses to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, in the derivatives markets, including through credit linked notes, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging markets countries in which the Fund invests. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging markets countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund’s investments in Emerging Markets Debt Securities may be impacted by the actions of the governments of the emerging markets countries in which the Fund invests.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor or Sub-Advisor’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Sovereign Debt Securities Risk

Investments in emerging markets countries’ government debt securities involve special risks. Certain emerging markets countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging markets countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in emerging markets countries’ government debt securities involve currency risk. See “—Foreign Currency Risk.”

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund, in addition to the risks associated with direct investments in the underlying reference securities, currencies or other instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The Fund’s investments in derivatives can affect the amount, timing and character of distributions to shareholders; the extent to which the Fund invests in derivatives may be limited by tax considerations (see discussion in “U.S. Federal Income Tax Matters” below). Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

The use of derivatives may expose the Fund to leverage risk. See “Leverage Risk.”

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Interest Rate Risk

Interest rate risk is the risk that investments will decline in value because of changes in market interest rates. When interest rates rise, the market value of fixed income securities generally will fall. The Fund’s investment in such securities means that the NAV and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of fixed income securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding fixed income securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s investments in common stock may also be influenced by changes in interest rates. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.

Credit Risk

Credit risk is the risk that an issuer of, for example, a fixed income security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a fixed income security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest, principal and other payments on the fixed-income securities, preferred stocks and derivatives in which it invests, any default by an issuer of such an instrument could have a negative impact on the Fund’s ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Debt Securities Risk

In addition to the other risks described herein, debt securities are also subject to the following general risks:

•                  Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•                  Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•                  Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

•                  Spread Risk—When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values represent a deterioration of the debt security’s credit soundness and a greater likelihood or risk of default by the issuer.

Corporate Debt Securities Risk

The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants that are exercisable into other debt or equity securities. Upon conversion of such securities into equity securities, the equity securities will be sold.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an “over-the-counter” market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Advisor or Sub-Advisor’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Advisor or Sub-Advisor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Advisor and Sub-Advisor are under no obligation to engage in any hedging strategies, and may, in their discretion, choose not to. Even if the Advisor or Sub-Advisor desire to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Counterparty Risk

The Fund may be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Investment and Repatriation Restrictions

Foreign investment in emerging markets issuers, including the sovereign debt obligations of emerging markets countries, may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging markets countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if an emerging country’s balance of payments deteriorates, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging markets countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

In some cases the restrictions and limitations discussed above may prompt the Fund to gain economic exposure to these securities through the use of derivatives, subjecting the Fund to the costs and risks of derivative investments.

Below Investment Grade Securities Risk

The Fund’s investments in fixed income securities and preferred stocks of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, such below investment grade securities entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions. The prices of these lower quality securities are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. See “—Credit Risk.”

Loan Participations and Assignments Risk

The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund’s investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is determined by the Advisor or Sub-Advisor to be creditworthy.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its NAV.

Tax Risk

The Fund intends to elect to be treated, and intends to qualify and be treated each year as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed to shareholders, provided that, for each taxable year, the Fund distributes to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. If Congress, the U.S. Treasury Department or the Internal Revenue Service were to take any action that altered the Fund’s current understanding of these requirements, certain types of income representing a significant portion of the Fund’s gross income may not constitute qualifying income. In that case, the Fund could be forced to change the manner in which it pursues its investment strategy or could cease to qualify for the special U.S. federal income tax treatment accorded regulated investment companies. Under current law, foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. Further, in certain circumstances, it may be difficult for the Fund to meet the diversification requirement for qualification as a regulated investment company. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. See “U.S. Federal Income Tax Matters.”

Net Asset Value Discount Risk

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount” The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Fund’s Common Shares will be reduced by offering costs paid by the Fund, as such it is likely that the Common Shares will trade at a discount to their NAV for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objective and personal situation. See “Description of Shares.”

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the actual value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of Preferred Shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Common Stock Risk

In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Advisor or Sub-Advisor or at prices approximating the value at which the Fund is carrying the securities for purposes of computing its NAV. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors of the Fund.

Preferred Securities Risk

In addition to the other risks described herein, investment in preferred securities carries certain risks including:

•                  Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Traditional preferred securities also contain provisions that allow an issuer, under certain conditions to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

•        Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

•        Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

•        Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•        Liquidity—Preferred securities may be substantially less liquid than many other securities.

Structured Products Risk

Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Certain structured products that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Credit Default Swaps Risk

The Fund may invest in credit default swap transactions for hedging or investment purposes. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund’s records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Credit Linked Notes Risk

The Fund may invest in credit linked notes, which are securities that are collateralized by one or more designated securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the credit linked note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in credit linked notes has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that if the issuer of the credit linked notes defaults or becomes bankrupt, the Fund will lose the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

The market for credit linked notes may be, or may suddenly become, illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Repurchase Agreements Risk

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor or Sub-Advisor. In addition, as described below, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements

The Fund’s use of reverse repurchase agreements involve many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is also the risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Further, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected.

Current Economic Conditions - Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including corporate fixed-income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the corporate fixed-income securities market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including corporate fixed-income securities and asset-backed securities. In addition, during 2008, several major dealers of corporate fixed-income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s corporate fixed-income securities and asset-backed securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. During times of reduced market liquidity, such as at the present, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Because of the current conditions in the credit markets, issuers of fixed-income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of corporate fixed-income securities, asset-backed securities, Senior Loans and Second Lien Loans, to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted. The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Secondary Market for the Fund’s Common Shares

The issuance of Common Shares through the Fund’s dividend reinvestment plan may have an adverse effect on the secondary market for the Fund’s Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund’s dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund’s NAV per Common Share. When the Fund’s Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the Exchange or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Securities Lending Risk

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. However, loans will be made only to borrowers deemed by the Advisor or Sub-Advisor to be creditworthy and when, in the judgment of the Advisor or Sub-Advisor, the income that can be earned from such securities loans justifies the attendant risk. The Advisor or Sub-Advisor will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Warrants Risk

The Fund may invest in warrants. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Leverage Risk

Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the Fund’s costs of borrowing and dividend on any Preferred Shares, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Advisor or Sub-Advisor nevertheless may determine to continue to use leverage if they believe that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses of a Preferred Shares offering or a borrowing program will be borne by Common Shareholders and, consequently, will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory and administrative services will be higher than if the Fund did not use leverage, as such fees will be calculated on the basis of the Fund’s total assets, which includes proceeds from Borrowings and/or Preferred Shares, as well as the notional value of any credit default swaps written by the Fund. In this regard, holders of debt do not bear the investment advisory or administrative fees. Rather, Common Shareholders bear the portion of the investment advisory and administrative fees attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire advisory and administrative fees. Leverage involves risks and special considerations that Common Shareholders should consider, including:

•        the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•        the use of leverage may increase operating costs, which may reduce the Fund’s total return; and

•        the effects of leverage in a declining market, which is likely to cause greater decline in the NAV of the Common Shares than if the Fund were not leveraged. This may result in a decline in the market price of the Common Shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the NAV of the Fund. The Advisor or Sub-Advisor, in their discretion, will continue the Fund’s use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to Common Shareholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to Common Shareholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Preferred Share Risk

If the Fund issues Preferred Shares, the NAV and market value of the Common Shares will be more volatile, and the yield to the Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund’s portfolio of investments, the benefit to the Common Shareholders of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the Common Shareholders than if the Fund had not issued Preferred Shares. Because the Emerging Markets Debt Securities will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund’s Common Shares.

Similarly, any decline in the NAV of the Fund’s investments will be borne entirely by the holders of the Fund’s Common Shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in NAV to the Common Shareholders than if the Fund were not leveraged which may cause a greater decline in the market price for the Common Shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the 1940 Act, or of losing its ratings on the Preferred Shares. In addition, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the Common Shareholders.

In addition, if the Fund issues Preferred Shares, the Fund would seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating for any Preferred Shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus. Such restrictions may adversely affect the Advisor or Sub-Advisor’s ability to manage the Fund’s portfolio in a manner consistent with the Fund’s investment strategy, which may, in turn, frustrate the Fund’s investment objective.

Zero Coupon Securities

Certain debt securities purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current U.S. federal income tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Inflation Linked Bonds Risk

While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk

Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, such as credit risk, market risk, currency and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See “—Sovereign Debt Securities Risk” and “—Investments in Foreign Securities.”

Market Disruption and Geopolitical Risk

The wars in and continuing occupations of Iraq and Afghanistan, instability in the Middle East and terrorist attacks around the world, among other things, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Advisor or Sub-Advisor do not know how long the securities markets will continue to be affected by these events and cannot predict the effects such events in the future on the U.S. economy and global securities markets.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income distributions from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust” and “—Net Asset Value Discount Risk.”

Deflation Risk

Deflation risk is the risk that the Fund’s dividends may be reduced in the future if earnings power is reduced and results in lower distributions on these assets owned by the Fund or possibly the redemption of such assets by their issuer.

Temporary Defensive Strategies Risk

If the Advisor or Sub-Advisor believe that economic or market conditions are unfavorable to investors, the Advisor or Sub-Advisor may temporarily invest up to 100% of the Fund’s assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, when the Advisor or Sub-Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

MANAGEMENT OF THE FUND

Directors and Officers

General oversight of the duties performed by the Advisor and the Sub-Advisor is the responsibility of the Board of Directors. There are        Directors of the Fund,          of whom is an “interested person” (as defined in the 1940 Act) and              of whom are not “interested persons.” The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Advisor and Sub-Advisor

Aberdeen Asset Management Inc. will serve as the Fund’s investment advisor. AAMI was incorporated in 1994 and has been registered as an investment advisor under the Advisers Act since August 1995. AAMI is located at 1735 Market Street, Philadelphia, Pennsylvania 19103. Aberdeen Asset Management Investment Services Limited (“AAMISL”), a United Kingdom corporation, will serve as the Fund’s sub-advisor. AAMISL’s principal place of business is located at One Bow Churchyard, London, England, EC4M9HH.

AAMI and AAMISL are each a subsidiary of Aberdeen Asset Management PLC, which is the parent company of an asset management group (“Aberdeen Group”) managing approximately $             billion of assets for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies as of           , 2010. Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

AAMI currently acts as investment sub-adviser to the First Trust/Aberdeen Global Opportunity Income Fund (NYSE: FAM) and First Trust/Aberdeen Emerging Opportunity Fund (NYSE: FEO), each a registered closed-end investment company, with net assets of approximately $              billion as of [XX], 2010.  AAMISL manages or sub-advises six U.S. registered closed-end funds, Aberdeen Emerging Markets Telecom Fund, Inc. (NYSE: ETF), Aberdeen Latin America Fund, Inc. (NYSE: LAQ), Aberdeen Israel Fund, Inc. (NYSE: ISL), Aberdeen Chile Fund, Inc. (NYSE: CH), Aberdeen Asia-Pacific Income Fund, Inc. (NYSE: FAX) and Aberdeen Global Income Fund, Inc. (NYSE: FCO), which have aggregate net assets of approximately $              billion as of [XX], 2010.

In rendering investment advisory services, the Advisor and the Sub-Advisor may use the resources of additional investment advisor subsidiaries of Aberdeen Asset Management PLC. These affiliates have entered into a memorandum of understanding (“MOU”) with the Advisor and the Sub-Advisor pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of the Advisor and the Sub-Advisor, including the Fund, as associated persons of the Advisor or the Sub-Advisor under the MOU, subject to supervision by the Advisor or the Sub-Advisor.

The Fund is managed by a team of investment professionals.  The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

James Carver, Portfolio Manager (AAMISL)

James Carver is a portfolio manager on the fixed income currency desk, with additional responsibility for multi-asset alpha strategies. James joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. James held a similar role at Deutsche Asset Management which he joined in 2001. James graduated with an Msc from Oxford University and is a CFA Charterholder. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Kevin Daly, Portfolio Manager (AAMISL)

Kevin Daly is a portfolio manager on the emerging markets fixed income team. Kevin joined Aberdeen in 2007 having spent the previous ten years at Standard & Poor’s in London and Singapore. During that time Kevin worked as a credit market analyst covering global emerging markets, and then in the sovereign ratings team as head of marketing and origination. Kevin also participated in the sovereign ratings committee, and was one of the initial members of the emerging market council, formed to advise senior management on business and market developments in emerging markets. Kevin graduated with a BA in English Literature from the University of California Los Angeles.

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the head of emerging markets on the fixed income team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.

Edwin Gutierrez, Portfolio Manager (AAMISL)

Edwin Gutierrez is a portfolio manager on the emerging markets debt desk. Edwin joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Edwin held the same role since joining in Deutsche in 2000.  Previously, Edwin worked as an emerging debt portfolio manager at Invesco Asset Management and as a Latin American economist at LGT Asset Management. Edwin graduated with an MSc from Georgetown University.

Max Wolman, Portfolio Manager (AAMISL)

Max Wolman is a portfolio manager on the emerging markets debt desk, responsible for wider emerging debt analysis including external and corporate issuers. Max is a member of the emerging market debt investment committee and is also responsible for the daily implementation of the investment process. Max joined Aberdeen in 2001 from Liontrust Asset Management. Max graduated with a BA (Hons) in Business Management and is a CFA Charterholder.

For additional information about Aberdeen, including a description of the services provided and additional information about the Fund’s portfolio managers, including portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares, see “Advisor and Sub-Advisor” in the SAI.

Investment Management Agreement

Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of       % of Managed Assets.

For purposes of calculating the management fee, the Fund’s “Managed Assets” means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Directors (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

AAMISL receives a subadvisory fee of [90]% of the advisory fee received after fee waivers and expense reimbursements, if any, which is paid by the Advisor out of its management fee.

The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) that exceed       % (or $       per Common Share) of the Fund’s aggregate offering price.

Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor’s and the Sub-Advisor’s fees will be higher (and the Advisor and the Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to       % of the Fund’s Managed Assets (after their issuance), the Fund’s management fee would be         % of Managed Assets attributable to Common Shares. See “Summary of Fund Expenses.”

NET ASSET VALUE

The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the                          Exchange (normally 4:00 p.m. New York City time) on each day the                      Exchange is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund’s Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The assets in the Fund’s portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Directors. The Advisor and the Sub-Advisor anticipate that a majority of the Fund’s assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund’s securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund’s Board of Directors, and in accordance with the provisions of the 1940 Act.

Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•    the fundamental business data relating to the issuer;

•    an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

•    the type, size and cost of the security;

•    the financial statements of the issuer;

•    the credit quality and cash flow of the issuer, based on the Advisor’s and Sub-Advisor’s or external analysis;

•    the information as to any transactions in or offers for the security;

•    the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•    the coupon payments;

•    the quality, value and saleability of collateral, if any, securing the security;

•             the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;

•             the prospects for the issuer’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

•             other relevant factors.

Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

DISTRIBUTIONS

The Fund’s present policy, which may be changed at any time by the Fund’s Board of Directors, is to distribute to Common Shareholders monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. It is expected that the initial monthly dividend on the Fund’s Common Shares will be paid approximately        days after the completion of this offering, depending on market conditions. The Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually.

AAMISL, on behalf of closed-end funds for which it acts as investment advisor or sub-advisor, has received approval from the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder that permits such funds to make periodic distributions of long-term capital gains, provided that the distribution policy of such funds with respect to their common shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the fund’s average NAV over a specified period of time or market price per common share at or about the time of distribution or payout of a level dollar amount. The exemption also permits the Fund to make distributions with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares’ terms. The Fund’s Board of Directors may authorize AAMISL to utilize exemptive relief with respect to the Fund.

The level distribution described above would result in the payment of approximately the same amount or percentage to Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will decrease the Fund’s NAV. Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s dividend reinvestment plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by            (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by                                      , as dividend paying agent.

You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)  If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date;

(2)  If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the             Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions will not affect a Common Shareholder’s tax liability on those dividends and distributions. See “Federal Tax Matters.”

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant’s account upon such participant’s death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant’s account and the times such purchases and sales are made.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from

DESCRIPTION OF SHARES

Common Shares

The Charter authorizes the issuance of 1,000,000 Common Shares. The Common Shares being offered have a par value of $.001 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws,” non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Directors in their sole discretion) or rights to cumulative voting.

The Fund intends to apply to list the Common Shares on the             Exchange. The trading or “ticker” symbol of the Common Shares is expected to be “    .” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) that exceed       % (or $       per Common Share) of the Fund’s aggregate offering price.  See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

The Charter provides that the Fund’s Board of Directors may authorize and issue Preferred Shares with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 33 1/3% of the Fund’s Managed Assets immediately after the leverage is issued. The Board of Directors also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). However, under current conditions it is unlikely that the Fund will issue Preferred Shares given that most auctions have failed, and the auction market has been largely frozen. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Charter, subject to applicable law and the Charter, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Charter, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Charter. The Board of Directors, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW

AND THE CHARTER AND BYLAWS

[The Fund’s Charter and Bylaws contain certain provisions, described below, that may be regarded as “anti-takeover” provisions and that may deprive shareholders of certain opportunities to sell their shares at a premium over prevailing market prices. The following is only a summary and is qualified in its entirety by reference to the Fund’s Charter and Bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its Charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its Charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s Charter generally provides for approval of Charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Fund’s Charter does not contain a provision reducing the supermajority vote of the shareholders required to approve a dissolution, merger, sale of all or substantially all of its assets or a share exchange.

The Fund has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board. The Charter subjects the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (i) provide that the shareholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the shareholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a shareholder-requested special meeting only on the written request of the shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund’s Bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The Bylaws:

1. Provide for three classes of Directors elected by common shareholders, with staggered terms. Each year, directors are elected for three-year terms and until their successors are duly elected and qualify. Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2. Establish procedures for shareholder-requested special meetings, including procedures for setting the record date for the shareholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting. Consistent with the Maryland General Corporation Law, shareholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3. Require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Directors and proposals for other business to be considered at shareholders meetings.

4. Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, amendment of the Fund’s Charter, election of officers, officer and Director compensation, the amendment of the Director term and qualification requirements and Director quorum and voting requirements.

5. Require that any proposed advisory, sub-advisory or management agreement between the Fund and an affiliate of any disinterested director then serving on the Board or who served on the Board within the preceding two years be approved by at least 75% of all disinterested directors who are not affiliates of a proposed party to the contract.

6. In the event that the Board approves an advisory, sub-advisory or management agreement between the Fund and (i) an affiliate of any disinterested director, (ii) a person (or his affiliate) who nominated any disinterested director serving on the Board at the time such agreement is considered for approval, or (iii) a person (or his affiliate) that controls the Fund, the Bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund, within 45 days after the agreement is approved, to commence a tender offer for at least 50 percent of its outstanding shares at a price of not less than 98 percent of the Fund’s per share net asset value.

7. Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the Bylaws or to make new Bylaws, unless otherwise provided in the Bylaws.]

STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
AND CONVERSION TO OPEN-END FUND

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Directors has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Directors will review periodically the trading range and activity of the Fund’s shares with respect to its NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. In addition, as noted above, the Board of Directors has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

Repurchase of Common Shares and Tender Offers

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Directors may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund’s expenses and reduce the Fund’s net income.

There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund’s outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund’s investment objectives, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund’s shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Directors. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the            Exchange or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Directors believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Directors would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

FEDERAL TAX MATTERS

This section summarizes some of the main federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to elect and to qualify annually as a “regulated investment company” under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

Distributions. Fund distributions will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund may make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be currently taxable to you and will thereafter constitute a capital gain. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. If you own Common Shares in your own name, under the Plan, any distributions are automatically reinvested in additional Common Shares unless you opt-out of the Plan.

Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets); however, the 20% rate will be reduced to 18% and the 10% rate will be reduced to 8% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the “Code”), treats certain capital gains as ordinary income in special situations.

A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder’s federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

UNDERWRITING

Subject to the terms and conditions stated in an underwriting agreement, each Underwriter named below, for which is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Number of
Underwriter	Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated, severally and not jointly, to purchase all of the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased. In the underwriting agreement, the Fund and the Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

The Underwriters are offering the Common Shares, subject to prior sale, when, as, and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Common Shares, and other conditions contained in the underwriting agreement, such as the receipt by the Underwriters of officer’s certificates and legal opinions. The Underwriters reserve the right to withdraw, cancel or modify offers to the public and to repeal orders in whole or in part.

Commissions and Discounts

The Underwriters have advised us that they propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per Common Share. The sales load the Fund will pay of $       per Common Share is equal to     % of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $     per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share		Without Option	With Option
Public offering price		$20.00	$	$
Sales load.	$	[ ]	$	$
Estimated offering expenses	$	[ ]	$	$
Proceeds, after expenses, to the Fund	$	[ ]	$	$

The Fund will pay its Common Share offering costs up to and including $       per Common Share. The Fund has agreed to pay the Underwriters $         per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed         % of the total price to the public of the Common Shares sold in this offering. The Fund has also agreed to pay certain fees to counsel to the Underwriters in an amount up to $         , which will not exceed                  % of the total price to the public of the Common Shares sold in this offering. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales

load, but including the partial reimbursement of certain underwriter expenses described below) that exceed       % (or $       per Common Share) of the Fund’s aggregate offering price.

Overallotment Option

The Fund has granted the Underwriters an option to purchase up to           additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that Underwriter’s initial amount reflected in the above table, and we will be obligated, pursuant to that option, to sell these Common Shares to the Underwriters.

Price Stabilization and Short Positions

Until the distribution of the Common Shares is complete, SEC rules may limit Underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the Underwriters may purchase and sell our Common Shares in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the Underwriters of a greater number of shares than it is required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the Underwriters’ option to purchase additional shares in the offering. The Underwriters may close out any covered short position by either exercising its overallotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the Underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. “Naked” short sales are sales in excess of the overallotment option. The Underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of our Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of Common Shares made by the Underwriters in the open market prior to the completion of the offering.

Neither the Fund nor any of the Underwriters makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Common Shares will be sold so as to ensure that the       Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Additional Compensation and Other Relationships

The Advisor (and not the Fund) has agreed to pay from its own assets an additional up-front fee in an amount not to exceed         % of the total price to the public of the Common Shares sold in this offering.                  has agreed to provide, as requested by the Advisor, specified after-market support services designed to maintain the visibility of the Fund on an ongoing basis; relevant information, studies or reports regarding the Fund and the closed-end investment company industry; and consultation regarding market discounts of the Fund.

TS Capital, LLC and                  will provide the Fund with certain distribution, marketing and shareholder services. Distribution services and any other services requiring a broker-dealer will be provided through their distribution partner                 , a registered broker-dealer. These entities will consult with the Fund in connection with marketing and sales strategies relating to the distribution of the Fund’s common shares. They also will participate in marketing the Fund’s common shares through engaging in wholesaling activities and preparing and participating in road shows and the distribution of sales literature regarding the Fund. As compensation for these services, the Advisor (and not the Fund) will pay                    a distribution fee equal to     % of the total price to the public of the common shares sold in this offering.

The total amount of the additional compensation payments to         and                 described above, plus the amounts paid by the Fund as the $                  per Common Share partial reimbursement to the Underwriters and the payment of certain fees to counsel to the Underwriters will not exceed       % (or $       per Common Share) of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to or reimbursement of Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will be limited to         % (or $                  per Common Share) of the total price to the public of the Common Shares sold in this offering.

Electronic Distribution

This prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the Underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The Underwriters may allocate a specific number of Common Shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

Other than this prospectus in electronic format, the information on the Underwriters’ web sites and any information contained in any other web site maintained by the Underwriters are not part of this prospectus or the registration statement of which this prospectus forms a part and have not been approved and/or endorsed by us and should not be relied upon by prospective investors.

The address of                       is                              ,                              ,                              .

ADMINISTRATOR, CUSTODIAN, SUB-ADMINISTRATOR AND FUND ACCOUNTANT

AND TRANSFER AGENT

AAMI, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is also the Fund’s administrator. Subject to the control, supervision and direction of the Board of Directors, the AAMI is responsible for, among other things: providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services.

The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company (“State Street”).  State Street is also the custodian and fund accountant for the Fund. Pursuant to a sub-administration and accounting services agreement, State Street, provides certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records; acting as liaison with the Fund’s independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for the above-mentioned custodian services, the Fund has agreed to pay State Street an annual fee, calculated daily and payable on a monthly basis, of     % of the Fund’s net assets plus various per transaction charges, has agreed to pay  $           per month plus additional out-of-pocket expenses for providing transfer agent and registrar services and has agreed to pay State Street an annual fee, calculated daily and payable on a monthly basis, of $       for providing various Fund administration and accounting services, and an annual fee, calculated daily and payable on a monthly basis, of        % of the Fund’s net assets, subject to decrease with respect to additional Fund net assets.  The Fund’s transfer and dividend paying agent is The Bank of New York Mellon.

STRUCTURING AND SHAREHOLDER SERVICING AGENT

TS Capital will consult with the Advisor regarding structuring and after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis. As compensation for these services, the Advisor (and not the Fund) will pay TS Capital a structuring and shareholder servicing fee quarterly in arrears at an annual rate equal to       % of the Fund’s average daily total managed assets.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and for the Underwriters by                        . Willkie Farr & Gallagher LLP and                          may rely as to certain matters of Maryland law on the opinion of Venable LLP.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds
Investment Objectives
Investment Restrictions
Investment Policies and Techniques
Additional Information About the Fund’s Investments and Investment Risks
Other Investment Policies and Techniques
Management of the Fund
Advisor and Sub-Advisor
Proxy Voting Policies and Procedures
Portfolio Transactions and Brokerage
Description of Shares
Certain Provisions in the Charter and Bylaws
Repurchase of Fund Shares; Conversion to Open-End Fund
Federal Income Tax Matters
Performance Related and Comparative Information
Independent Registered Public Accounting Firm
Administrator, Custodian, Sub-Administrator And Fund Accountant And Transfer Agent
Additional Information
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities
Appendix A—Ratings of Investments
Appendix B—Aberdeen U.S. Registered Advisers Proxy Voting Policies and Procedures

Until                         , 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

Shares

Aberdeen Emerging Markets Debt

Local Currency Fund, Inc.

Common Shares

$20.00 per Share

PROSPECTUS

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED

ABERDEEN EMERGING MARKETS DEBT LOCAL CURRENCY FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Aberdeen Emerging Markets Debt Local Currency Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated               , 2010 (the “Prospectus”).  This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares.  Investors should obtain and read the Prospectus prior to purchasing such Shares.  A copy of the Fund’s Prospectus may be obtained without charge by calling                     .  You also may obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                , 2010.

TABLE OF CONTENTS

Page

USE OF PROCEEDS

INVESTMENT OBJECTIVES

INVESTMENT RESTRICTIONS

INVESTMENT POLICIES AND TECHNIQUES

MANAGEMENT OF THE FUND

ADVISOR

PROXY VOTING POLICIES AND PROCEDURES

PORTFOLIO TRANSACTIONS AND BROKERAGE

DESCRIPTION OF SHARES

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

FEDERAL INCOME TAX MATTERS

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ADDITIONAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

STATEMENT OF ASSETS AND LIABILITIES

APPENDIX A — RATINGS OF INVESTMENTS
APPENDIX B — ABERDEEN U.S. REGISTERED ADVISERS PROXY VOTING POLICIES AND PROCEDURES

i

USE OF PROCEEDS

The net proceeds of the offering of Common Shares of the Fund will be approximately $                    ($            if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds of the offering in securities and other instruments that meet the investment objectives and policies within 60 days after completion of the offering.  Pending such investment, it is anticipated that the net proceeds will be invested in cash or cash equivalents.

Aberdeen Asset Management Inc. (“AAMI” or the “Advisor”) has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load but including the partial reimbursement of certain underwriter expenses) that exceed $[  ] per Common Share of the Fund’s offering price.  Aberdeen Asset Management Investment Services Limited (“AAMISL”) will be the Fund’s sub-advisor (the “Sub-Advisor”).  Collectively, AAMI, AAMISL and their affiliates are referred to herein as “Aberdeen.”

INVESTMENT OBJECTIVES

Investment Objectives.  The Fund’s primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. There can be no assurance that the Fund’s investment objectives will be achieved.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and certain investment policies of the Fund are described in the Prospectus.  The Fund, as a fundamental policy, may not:

1.         Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

2.         Borrow money, except as permitted by the Investment Company Act of 1940 Act, as amended, (the “1940 Act”) the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

3.         Issue senior securities, as defined in the 1940 Act, other than:  (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

4.         Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities or repurchase agreements in accordance with its investment objectives, policies and limitations, and entering into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder;

5.         Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

6.         Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; and

7.         Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

The foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class.  Under the 1940 Act a “majority of the outstanding voting securities” means the vote of:  (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii) more than 50% of the Fund’s shares, whichever is less.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

INVESTMENT POLICIES AND STRATEGIES

The following information supplements the discussion of the Fund’s investment objectives, policies, and strategies that are described in the Fund’s Prospectus.

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that the Fund may engage in, whether as a primary or secondary strategy, and a summary of certain attendant risks. AAMI or AAMISL may, but are not required to, buy any of the following instruments or use any of the following techniques, and would do so only if they believe that doing so will help to achieve the Fund’s investment objective. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

FIXED INCOME SECURITIES

General. The Fund invests in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities and by a wide range of U.S. and non-U.S. private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, bank obligations, asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund will invest primarily in fixed income securities, the net asset value of the Fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. Many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

2

ASSET-BACKED SECURITIES

3

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities.

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Consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Payment of interest and repayment of principal on these asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

BANK LOANS

The Fund may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans may be more exposed to interest rate risk than securities with fixed interest rates. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan. For additional information, please see “Loan Participations and Assignments” below.

BANK OBLIGATIONS

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are generally subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

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EQUIPMENT TRUST CERTIFICATES

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which

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are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

INFLATION-PROTECTED SECURITIES

The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will generally have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular

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assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

MONEY MARKET INSTRUMENTS/SECURITIES

The Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

NON-INVESTMENT GRADE BONDS

The Fund may invest in corporate debt securities, including below investment grade quality debt securities, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category may be considered effectively in default by certain rating agencies. Analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of a Non-Investment Grade Bond defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. See “—Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities” and “—Step-Up Securities.”

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult for the Fund to value the securities for purposes of calculating the net asset value of the Fund because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities.

Credit Ratings. A general description of the ratings of debt securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds or other debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

In the event that a rating agency or, in the case of securities that are not rated by a rating agency, the Advisor or Sub-Advisor, downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Advisor or Sub-Advisor may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

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Legislative and Regulatory Developments. Prices for Non-Investment Grade Bonds may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for Non-Investment Grade Bonds, the financial condition of issuers of these securities and the value of outstanding Non-Investment Grade Bonds. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. Non-Investment Grade Bonds, especially those issued by emerging market countries.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the Non-Investment Grade Bonds in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may

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further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Fund’s Board of Directors (the “Board”) or by the Advisor pursuant to guidelines established by the Board.

The Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

STEP-UP SECURITIES

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

STRUCTURED NOTES

Included among the issuers of emerging market country debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in,

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the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Fund anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Fund’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part of the accuracy of the Advisor’s or Sub-Advisor’s analysis of the issuer’s creditworthiness and financial prospects, and of the Advisor’s or Sub-Advisor’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S. securities apply. Structured Notes may be considered derivative securities.

1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

SUPRANATIONAL ORGANIZATIONS

The Fund may invest in debt securities issued by supranational organizations such as freely transferable promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development (“World Bank”) and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the

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magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) have historically been guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Therefore, the securities would generally not have been considered securities issued or guaranteed by the U.S. Treasury. However, as discussed under “Mortgage-Related and Other Asset-Backed Securities” above, in September 2008, the U.S. Treasury Department announced that the U.S. government would be placing FNMA and FHLMC into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, are not generally considered illiquid.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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WARRANTS AND RIGHTS

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

DERIVATIVES

General. The Fund may engage in a variety of derivative transactions. However, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, cross currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt securities, currencies, interest rate, currency index futures and fixed income indices and other

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financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Advisor’s or Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Advisor or Sub-Advisor determines that they are consistent with the applicable Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Advisor monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Distributions and Taxes.”

Currency Transactions. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Advisor or Sub-Advisor believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

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The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Advisor or Sub-Advisor expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the Commodity Futures Trading Commission (“CFTC”), foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Fund will designate assets with respect to futures contracts and options thereon as described in the Prospectus.

Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the

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cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Advisor or Sub-Advisor expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an

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option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Advisor or Sub-Advisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

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Options on Currencies. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. The Fund may purchase put and call options and write put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Total Return Swaps and Related Transactions. The Fund may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and total return swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that

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typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Advisor or Sub-Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Advisor or Sub-Advisor is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Advisor or Sub-Advisor deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Advisor based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and total return swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Advisor or Sub-Advisor deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

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Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Advisor or Sub-Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Advisor’s or Sub-Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Risks of Derivatives Outside the United States. Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

NON-U.S. SECURITIES

General. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Distributions and Taxes.”

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Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to

21

invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Fund will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Fund should not be considered as a complete investment program.

The Advisor will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Advisor or Sub-Advisor will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Advisor’s or Sub-Advisor’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Advisor or Sub-Advisor will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Advisor’s or Sub-Advisor’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many

22

aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

OTHER PRACTICES

LOANS OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the applicable Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the

23

securities lent, although the tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Advisor or Sub-Advisor believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

NON-DIVERSIFICATION

The Fund is classified as a “non-diversified” fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Fund will be subject to the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Taxes.” To the extent the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

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REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Advisor or Sub-Advisor monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

BORROWINGS AND PREFERRED SHARES

The Fund currently intends to seek to enhance the level of its current distributions through the use of financial leverage.  The Fund may utilize financial leverage through various means, including, but not limited to, borrowings or the use of reverse repurchase agreements and/or through the issuance of commercial paper, notes or Preferred Shares (collectively, “Leverage”) in an aggregate amount up to 33 1/3% (or such other percentage as permitted by law) of the Fund’s Managed Assets less all liabilities other than borrowings.  Any use of Leverage by the Fund will, however, be consistent with the provisions of the 1940 Act.  The Fund also has the ability to issue Preferred Shares in an amount up to 50% of the Fund’s Managed Assets.  The Fund may borrow from banks and other financial institutions.  The Fund will not, however, be required to reduce Leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund’s assets.  The Fund intends to leverage its assets through borrowings and/or the use of reverse repurchase agreements.

The Leverage would have complete priority upon distribution of assets over Common Shares.  The issuance of Leverage would leverage the Common Shares.  Although the timing and other terms of the offering of Leverage and the terms of the Leverage would be determined by the Fund’s Board of Directors, the Fund expects to invest the proceeds derived from any Leverage offering in securities consistent with the Fund’s investment objectives and policies.  If Preferred Shares are issued, they may pay dividends based on fixed rates, floating or adjustable rates or auction rates.  The adjustment period for auction rate Preferred Shares dividends could be as short as one day or as long as one year or more.  So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage, after taking expenses into consideration, the Leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the Common Shares or will result in

25

fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of Leverage, the Fund’s return will be greater than if Leverage had not been used.  Conversely, if the total return derived from securities purchased with proceeds received from the use of Leverage is less than the cost of Leverage, the Fund’s return will be less than if Leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced.  In the latter case, the Advisor nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s Common Shareholders of maintaining the leveraged position will outweigh the current reduced return.  Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from Leverage at a higher rate than the costs of Leverage, which would enhance returns to Common Shareholders.  The fees paid to the Advisor and Sub-Advisor will be calculated on the basis of the Managed Assets, including proceeds from borrowings for Leverage and the issuance of Preferred Shares.  During periods in which the Fund is utilizing Leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of Leverage creates risks and involves special considerations.

The Fund’s Charter authorizes the Fund, without prior approval of the Common Shareholders, to borrow money.  In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets.  In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such requirements will increase the cost of borrowing over the stated interest rate.  Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.  In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.  Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or any Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act or the Fund’s investment policies and procedures.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund’s Managed Assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s Managed Assets is at least 200% of such liquidation value.  If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%.  In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances.  In order to meet redemption requirements, the Fund may have to liquidate portfolio securities.  Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.  Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.  If the Fund has Preferred Shares outstanding, two of the Fund’s directors will be elected by the holders of

26

Preferred Shares as a class.  The remaining directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the “Credit Agreements”) will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund’s ability to:  (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act (“ERISA”) affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA.  In addition, the Credit Agreements would not permit the Fund’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.  Covenants contained in the Credit Agreements may place additional restrictions on the Fund’s ability to invest, which could impact Fund performance.

Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund’s ability to pay dividends or make other distributions on the Fund’s Common Shares unless the Fund complies with the Credit Agreements’ 300% asset coverage test.  In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements’ 300% asset coverage test set forth in the Credit Agreements.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Directors.  The Directors set broad policies for the Fund and choose the Fund’s officers. The Board of Directors is divided into three classes:  Class I, Class II and Class III.  In connection with the organization of the Fund, each Director has been elected for one initial term the length of which depends on the class, as more fully described below.  Subsequently, the Directors in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below.  The officers of the Fund serve indefinite terms.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information, as “Independent Directors.” The following is a list of the Directors and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Director oversees and the other directorships they hold, if applicable.

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Name, Address and Date of Birth	Position and Offices with Fund	Term of Office(2) and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Director who is an Interested Person of the Fund

Directors who are not Interested Persons of the Fund

Officers of the Fund

(1)                      Mr. [            ] is deemed an “interested person” of the Fund due to his position as [            ] of [            ], [            ] of the Fund.

(2)                      Officer positions with the Fund have an indefinite term.

(3)                      After a Director’s initial term, each Director is expected to serve a three-year term concurrent with the class of Directors for which he serves:

• Class I Directors serve an initial term until the first annual shareholder meeting called for the purpose of electing Directors.

• Class II Directors serve an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Directors.

• Class III Directors serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Directors.

(4)                      Each Director has served in such capacity since the Fund’s inception.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the                Exchange listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non—audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs.                           .

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The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs.                                       .

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Advisor, Sub-Advisor and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs.                                             .

The Committee will consider potential Director candidates recommended by Fund stockholders. The Fund’s Board has approved “Policies for Consideration of Board Member Candidates submitted by Fund Stockholders” (“Policies”).

These Policies set forth requirements that stockholder candidates must meet in order to be considered as either an Independent Director or interested Director of the Fund, as defined by Section 2(a)(19) of the 1940 Act. A stockholder or stockholder group submitting a candidate to the Nominating and Corporate Governance Committee must direct the submission to the attention of the Fund’s Secretary, who will forward such submission to the Committee for consideration. The submission must include the following:

(1) Contact information for the nominating stockholder or stockholder group;

(2) A certification from the nominating stockholder or stockholder group providing that the shares have been held continuously for at least two years as of the date of the submission of the candidate, and will continue to be held through the date of the Stockholders’ Meeting;

(3) The candidate’s contact information and the number of applicable Fund shares owned by the candidate;

(4) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the 1934 Act;

(5) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and consent to be named in the Fund’s proxy statement and form of proxy, if so designated by the Fund’s Board, and to serve as a Director if so elected;

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(6) A representation that, to the knowledge of the nominating stockholder or stockholder group, the nominee’s candidacy or, if elected, board membership, would not violate controlling state law or federal law or rules of a national securities exchange or national securities association applicable to the Fund; and

(7) A statement as to whether or not, during the past ten years, the nominating stockholder or any member of the nominating stockholder group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, the dates, the nature of the conviction, the name or other disposition of the case; and whether the individual has been involved in any other legal proceedings during the last five years, as specified in Item 401(f) of Regulation S-K. When the nominating stockholder or any member of the nominating stockholder group is a general or limited partnership, syndicate or other group, the foregoing information must be provided with respect to (i) each partner of the general partnership; (ii) each partner who is, or functions as, a general partner of the limited partnership; (iii) each member of the syndicate or group; and (iv) each person controlling the partner or member. If the nominating stockholder or any member of the nominating stockholder group is a corporation or if a person referred to in (i)-(iv) of the preceding sentence is a corporation, the foregoing information must be provided with respect to (a) each executive officer and director of the corporation; (b) each person controlling the corporation; and (c) each executive officer and director of any corporation or other person ultimately in control of the corporation.

In addition, with respect to Independent Director candidates, the stockholder or stockholder group submitting the candidate must also furnish a copy of the Schedule 13G or Schedule 13D filed with the SEC by the nominating stockholder or the nominating stockholder group.

In the event that a submission is deficient, the Committee will have sole discretion whether to seek corrections of such submission or to exclude a candidate from consideration.

Each Independent Director of the Fund receives a retainer fee of $             per year and a fee of $               per meeting for attendance at Board meetings. In addition, the Chairman of the Board receives a fee of $               per year; the Chairman of the Contract Review Committee receives a fee of $               per year; and the Chairman of the Audit and Valuation Committee receives a fee of $                 per year. There are no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, Nominating and Corporate Governance Committee). Members of ad hoc committees of the Board receive a fee of $             per meeting attended and the Chairman of each ad hoc committee receives an additional fee of $               per meeting attended. However, the fees for attendance at ad hoc committee meetings may be less than $               per meeting in certain instances where committee meetings are held jointly with committee meetings of other funds in the same fund complex.

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year to each of the Directors and estimated total compensation to be paid to each of the Directors by the Aberdeen Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Director who are “interested persons” as designated above serve without any compensation from the Fund.

NAME OF DIRECTOR	ESTIMATED AGGREGATE COMPENSATION FROM FUND (1)	ESTIMATED TOTAL COMPENSATION FROM FUND AND FUND COMPLEX
	$	$
	$	$
	$	$
	$	$
	$	$

(1)                                  The compensation estimated to be paid by the Fund to the Directors for the first full fiscal year for services to the Fund.

The Fund has no employees.  Its officers are compensated by the Advisor.  The shareholders of the Fund will elect certain Directors for a three-year term at the next annual meeting of shareholders.

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The following table sets forth the dollar range of equity securities beneficially owned by the Directors in the Fund and in other funds overseen by the Directors in the Aberdeen Fund Complex as of             , 2010:

DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN ABERDEEN FUND COMPLEX

As of                    , 2010, the Independent Directors and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

As of               , 2010,                  owned both beneficially and of record all of the Common Shares of the Fund.                is located at                                                     .

ADVISOR AND SUB-ADVISOR

Aberdeen Asset Management Inc. will serve as the Fund’s investment advisor. AAMI was incorporated in 1994 and has been registered as an investment advisor under the Advisers Act since August 1995. AAMI is located at 1735 Market Street, Philadelphia, Pennsylvania 19103. Aberdeen Asset Management Investment Services Limited, a United Kingdom corporation, will serve as a sub-advisor. AAMISL’s principal place of business is located at One Bow Churchyard, London, England, EC4M9HH.

AAMI and AAMISL are each a subsidiary of Aberdeen Asset Management PLC, which is the parent company of an asset management group (“Aberdeen Group”) managing approximately $281.6 billion of assets for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies as of September 30, 2010. Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

AAMI currently acts as investment sub-adviser to the First Trust/Aberdeen Global Opportunity Income Fund (NYSE: FAM) and First Trust/Aberdeen Emerging Opportunity Fund (NYSE: FEO), each a registered closed-end investment company, with net assets of approximately $              billion as of [XX], 2010.  AAMISL manages or sub-advises six U.S. registered closed-end funds, Aberdeen Emerging Markets Telecom Fund, Inc. (NYSE: ETF), Aberdeen Latin America Fund, Inc. (NYSE: LAQ), Aberdeen Israel Fund, Inc. (NYSE: ISL), Aberdeen Chile Fund, Inc. (NYSE: CH), Aberdeen Asia-Pacific Income Fund, Inc. (NYSE: FAX) and Aberdeen Global Income Fund, Inc. (NYSE: FCO), which have aggregate net assets of approximately $              billion as of [XX], 2010.

In rendering investment advisory services, the Advisor and the Sub-Advisor may use the resources of additional investment advisor subsidiaries of Aberdeen Asset Management PLC.  These affiliates have entered into a memorandum of understanding (“MOU”) with the Advisor and the Sub-Advisor pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of the Advisor and the Sub-Advisor, including the Fund, as associated persons of the Advisor or the Sub-Advisor under the MOU, subject to supervision by the Advisor or the Sub-Advisor.

The Fund is managed by a team of investment professionals.  The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

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James Carver, Portfolio Manager (AAMISL)

James Carver is a portfolio manager on the fixed income currency desk, with additional responsiblity for multi-asset alpha strategies. James joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. James held a similar role at Deutsche Asset Management which he joined in 2001. James graduated with an Msc from Oxford University and is a CFA Charterholder. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Kevin Daly, Portfolio Manager (AAMISL)

Kevin Daly is a portfolio manager on the emerging markets fixed income team. Kevin joined Aberdeen in 2007 having spent the previous ten years at Standard & Poor’s in London and Singapore. During that time Kevin worked as a credit market analyst covering global emerging markets, and then in the sovereign ratings team as head of marketing and origination. Kevin also participated in the sovereign ratings committee, and was one of the initial members of the emerging market council, formed to advise senior management on business and market developments in emerging markets. Kevin graduated with a BA in English Literature from the University of California Los Angeles.

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the head of emerging markets on the fixed income team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.

Edwin Gutierrez, Portfolio Manager (AAMISL)

Edwin Gutierrez is a portfolio manager on the emerging markets debt desk. Edwin joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.  Edwin held the same role since joining in Deutsche in 2000.  Previously, Edwin worked as an emerging debt portfolio manager at Invesco Asset Management and as a Latin American economist at LGT Asset Management. Edwin graduated with an MSc from Georgetown University.

Max Wolman, Portfolio Manager (AAMISL)

Max Wolman is a portfolio manager on the emerging markets debt desk, responsible for wider emerging debt analysis including external and corporate issuers. Max is a member of the emerging market debt investment committee and is also responsible for the daily implementation of the investment process. Max joined Aberdeen in 2001 from Liontrust Asset Management. Max graduated with a BA (Hons) in Business Management and is a CFA Charterholder.

NUMBER OF OTHER ACCOUNTS MANAGED OR SUPERVISED AND ASSETS (IN MILLIONS) BY ACCOUNT TYPE AS OF , 2010
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES (OTHER THAN THE FUND)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
James Carver	Number: Assets: $	Number: Assets: $	Number: Assets: $
Kevin Daly	Number: Assets: $	Number: Assets: $	Number: Assets: $
Brett Diment	Number: Assets: $	Number: Assets: $	Number: Assets: $
Edwin Gutierrez	Number: Assets: $	Number: Assets: $	Number: Assets: $
Max Wolman	Number: Assets: $	Number: Assets: $	Number: Assets: $

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As shown in the table above, certain portfolio managers may manage other accounts.  Fees earned by Aberdeen may vary among these accounts.  These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund.  However, Aberdeen believes that these risks are mitigated by the fact that:  (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors and (ii) portfolio manager personal trading is monitored to avoid potential conflicts.  In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Advisor, the Sub-Advisor or their affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisor or a Sub-Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Fund that the benefits from association with the Advisor and the Sub-Advisor outweigh any disadvantages that may arise from exposure to simultaneous transactions.

The portfolio managers are compensated with a base salary and performance-related bonus.  They also receive a competitive benefits package and participation in a stock ownership plan.  A material portion of the performance-related bonus for senior members of the investment team is comprised of an equity-based award with multi-year vesting.  The equity-based portion of the performance bonus increases with the level of seniority.

Performance is reviewed on a formal basis twice a year and these reviews influence individual staff members’ subsequent remuneration.  The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team.  Overall participation in team meetings, research analysis and presenting the team externally are also contributory factors.  While cash bonuses can be very attractive, equity incentives offer the potential to form a substantially greater part of compensation over the longer term.  The equity components of the compensation plan provide the opportunity for direct ownership.

The size of the compensation pool for the investment teams is primarily tied to the success of each team.  Compensation is allocated among the individuals based on their contribution to investment performance, the team process and the profitability of the firm.

At             , 2010, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) any shares of the Fund.  After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

AAMI acts as investment advisor to the Fund pursuant to an Investment Management Agreement.  The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Directors including a majority of the Independent Directors, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by a majority vote of the outstanding voting securities of the

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Fund (accompanied by appropriate notice), and will terminate automatically upon assignment.  The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the covenants of the Advisor set forth in the Investment Management Agreement.  The Investment Management Agreement provides that AAMI shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.  As compensation for its services, the Fund pays AAMI a fee as described in the Prospectus.  See “Management of the Fund—Investment Management Agreement” in the Fund’s Prospectus.

In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including: compensation of its Directors (other than a Director affiliated with Aberdeen); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any.  All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Investment Management Agreement has been approved by the Board of Directors of the Fund, including a majority of the Independent Directors, and the sole shareholder of the Fund.  Information regarding the Board of Directors’ approval of the Investment Management and Sub-Advisory Agreements will be available in the Fund’s annual report for the fiscal period ending,               , 2010.

The Advisor and the Sub-Advisor, subject to the Board of Directors’ and Advisor’s supervision, provide the Fund with discretionary investment services.  Specifically, the Advisor and the Sub-Advisor are responsible for managing the investments of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Directors.  The Advisor and the Sub-Advisor further agree to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct their activities under their respective advisory agreements in accordance with applicable regulations of any governmental authority pertaining to their investment advisory services. In the performance of their duties, the Advisor and the Sub-Advisor will satisfy their fiduciary duties to the Fund, will monitor the Fund’s investments, and will comply with the provisions of the Fund’s Charter and Bylaws, and the stated investment objectives, policies and restrictions of the Fund.  The Advisor and the Sub-Advisor are responsible for effecting all security transactions for the Fund’s assets.

The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under its Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Advisor, the Fund’s Board of Directors, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.

All fees and expenses are accrued daily and deducted before payment of dividends to investors.  The Sub-Advisory Agreement has been approved by the Board of Directors of the Fund, including a majority of the Independent Directors of the Fund, and the sole shareholder of the Fund.

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CODE OF ETHICS

The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.  These codes can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090.  The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors is responsible for oversight of the Fund’s proxy voting process.  The Board has delegated day-to-day proxy voting responsibility to the Advisor and the Sub-Advisor.  A summary of the Proxy Voting Guidelines of the Advisor and the Sub-Advisor are set forth in Appendix B to this Statement of Additional Information.

Information regarding how the Fund voted proxies relating to portfolio securities will be available:  (i) without charge, upon request, by calling                     ; (ii) on the Fund’s website at                             ; and (iii) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor (or Subadvisor) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Advisor and the Subadvisor have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Advisor or the Subadvisor.  In placing orders with such broker-dealers, the Advisor or the Subadvisor will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Advisor or the Subadvisor even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Advisor’s or the Subadvisor’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Advisor or the Subadvisor or by an affiliated company thereof. Although such concurrent authorizations potentially could be either

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advantageous or disadvantageous to a Fund, they are affected only when the Advisor or the Subadvisor believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of each of the Advisor and Subadvisor to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Advisor or the Subadvisor in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Advisor or the Subadvisor will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Advisor and Subadvisor may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information.  Any such research and other information provided by brokers to the Advisor or Subadvisor is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Advisor and Subadvisor pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Advisor or Subadvisor in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Advisor and Subadvisor are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Advisor may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a Subadvisor or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Advisor or Subadvisor, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Advisor and Subadvisor do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

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DESCRIPTION OF SHARES

COMMON SHARES

The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Directors from time to time in their sole discretion, without shareholder vote.  The Fund’s Charter initially authorizes the issuance of an unlimited number of Common Shares.  The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund.  The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions of Maryland General Corporation Law and the Charter and Bylaws,” non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Directors in their sole discretion) or rights to cumulative voting in the election of Directors.

The Fund intends to apply to list the Common Shares on the                .  The trading or “ticker” symbol of the Common Shares is expected to be “       .”  The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade at prices lower than NAV.  NAV will be reduced immediately following this offering after payment of the sales load and organization and offering expenses.  Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price.  Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARE AUTHORIZATION

Under the terms of the Charter, the Board of Directors has the authority in its sole discretion, without shareholder vote, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Directors.

BORROWINGS

The Charter authorizes the Fund, without prior approval of the Common Shareholders, to borrow money.  In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Borrowings”) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets.  In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such requirements will increase the cost of borrowing over the stated interest rate. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan.  Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral.  At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral.  While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund.  The Fund may borrow from banks and other financial institutions.

Limitations on Borrowings.  Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have “asset coverage” of at least 300% (33 1/3% of Managed Assets after Borrowings).  With respect

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to such Borrowings, “asset coverage” means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund.  Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise.  In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities or Preferred Shares issued by the Fund.  Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.  The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights.  The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels.  In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund’s status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.  Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The discussion above describes the Fund’s Board of Directors’ present intention with respect to Borrowings.  If authorized by the Board of Directors, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Charter.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW

AND THE CHARTER AND BYLAWS

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

CLASSIFIED BOARD OF DIRECTORS

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2011, 2012 and 2013, respectively. Beginning in 2011, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

ELECTION OF DIRECTORS

Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the Charter, our board of directors may amend the Bylaws to alter the vote required to elect directors.

NUMBER OF DIRECTORS; VACANCIES; REMOVAL

Our Charter provides that the number of directors will be set only by the board of directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than            nor

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more than             . Our Charter provides that, at such time as we have three independent directors and our Common Shares is registered under the 1934 Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

ACTION BY STOCKHOLDERS

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the Charter provides for stockholder action by less than unanimous consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

CALLING OF SPECIAL MEETINGS OF STOCKHOLDERS

Our Bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

APPROVAL OF EXTRAORDINARY CORPORATE ACTION; AMENDMENT OF CHARTER AND BYLAWS

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its Charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of

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business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its Charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our Charter and Bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

NO APPRAISAL RIGHTS

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights.

TAKEOVER PROVISIONS

The Fund, by supplement to its Charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board. Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (i) provide that the stockholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a stockholder-requested special meeting only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund’s Bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The Bylaws:

1. Provide for three classes of Directors elected by Common Shareholders, with staggered terms. Each year, directors are elected for three-year terms and until their successors are duly elected and qualify. Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2. Establish procedures for stockholder-requested special meetings, including procedures for setting the record date for the stockholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting. Consistent with the Maryland General Corporation Law, stockholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3. Require a stockholder to give written advance notice and other information to the Fund of the stockholder’s nominees for Directors and proposals for other business to be considered at stockholders meetings.

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4. Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, amendment of the Fund’s Charter, election of officers, officer and Director compensation, the amendment of the Director term and qualification requirements and Director quorum and voting requirements.

5. Require that any proposed advisory, sub-advisory or management agreement between the Fund and an affiliate of any disinterested director then serving on the Board or who served on the Board within the preceding two years be approved by at least 75% of all disinterested directors who are not affiliates of a proposed party to the contract.

6. In the event that the Board approves an advisory, sub-advisory or management agreement between the Fund and (i) an affiliate of any disinterested director, (ii) a person (or his affiliate) who nominated any disinterested director serving on the Board at the time such agreement is considered for approval, or (iii) a person (or his affiliate) that controls the Fund, the Bylaws would provide automatic liquidity to dissatisfied stockholders by requiring the Fund, within 45 days after the agreement is approved, to commence a tender offer for at least 50 percent of its outstanding shares at a price of not less than 98 percent of the Fund’s per share net asset value.

7. Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the Bylaws or to make new Bylaws, unless otherwise provided in the Bylaws.

CONFLICT WITH 1940 ACT

Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Directors, in consultation with the Fund’s Advisor, Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount.  Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company.  There can be no assurance, however, that the Directors will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount.  After any consideration of potential actions to seek to reduce any significant market discount, the Directors may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer.  The size and timing of any such share repurchase program or tender offer will be determined by the Directors in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares.  In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.  Before deciding whether to take any action if the Fund’s Common Shares trade below NAV, the Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations.  Based on these considerations, even if the Fund’s shares should trade at a discount, the Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund’s expenses and reduce the Fund’s net income.  Any

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share repurchase, tender offer or borrowing that might be approved by the Directors would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Directors at the time they consider such issue, it is the Directors’ present policy, which may be changed by the Directors, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the                       , or (b) impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (iii) there is, in the Board of Director’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the                       , (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.  The Directors may in the future modify these conditions in light of experience with respect to the Fund.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by a Majority Shareholder Vote, if the action in question was previously approved by the affirmative vote of two-thirds of the Directors.  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.  See the Prospectus under “Closed-End Fund Structure” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund’s Common Shares would no longer be listed on the                           .  Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds’ investments in illiquid securities, which could restrict the Fund’s ability to invest in certain securities discussed in the Prospectus to the extent discussed therein.  Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption.  In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares.  Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.  The Directors may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding.  However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio.

FEDERAL INCOME TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund.  This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these

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summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Common Shareholders.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the  value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its Common Shareholders.  The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.  If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained.  In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years.  To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to Common Shareholders as

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dividend income, which, in general and subject to limitations under the Internal Revenue Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the Internal Revenue Service.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such net built-in gain in existence at the time of the reelection recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a Common Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a Common Shareholder as long-term capital gains, regardless of how long the Common Shareholder has held Fund Common Shares.  Common Shareholders receiving distributions in the form of additional Common Shares, rather than cash, generally will have a cost basis in each such share equal to the value of a Common Share of the Fund on the reinvestment date.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares.  To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the Fund’s dividend reinvestment plan (the “Plan”), if a Common Shareholder owns Common Shares in his or her own name, the Common Shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional Common Shares unless the Common Shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution.  See “Dividend Reinvestment Plan” in the prospectus.  If a Common Shareholder’s dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in Common Shares acquired on behalf of the Common Shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the Common Shareholder had elected to receive cash.  If a Common Shareholder’s dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued Common Shares of the Fund, the Common Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the Common Shares the Common Shareholder receives.  The Common Shareholder will have an adjusted basis in additional Common Shares purchased through the Plan equal to the amount of the taxable distribution.  The additional Common Shares will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder’s account.

A Common Shareholder may elect not to have all dividends automatically reinvested in additional Common Shares pursuant to the Plan.  If a Common Shareholder elects not to participate in the Plan, such Common Shareholder

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will receive distributions in cash.  For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund.

Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to Common Shareholders of the Fund that are considered disqualified organizations. In addition, the withholding tax provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

Common Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, if the Fund holds equity securities, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF FUND COMMON SHARES

Upon the sale or other disposition of Common Shares of the Fund, which a Common Shareholder holds as a capital asset, a Common Shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a Common Shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Common Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Common Shares or to the extent that the Common Shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities.  In this case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a Common Shareholder on a disposition of Fund Common Shares held by the Common Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the Common Shareholder with respect to the Common Shares.

NATURE OF THE FUND’S INVESTMENTS

Certain of the Fund’s investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

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Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not “qualified publicly traded partnerships” (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund’s compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code. Prospective investors should be aware that if, contrary to the Fund’s intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in securities for which the U.S. federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress.  Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the Common Shareholder’s U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

U.S. taxation of a Common Shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Shareholder.

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Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements.  However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens.  In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Common Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Common Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Internal Revenue Code.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indicies.  In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, Nasdaq Composite Index and other relevant indices and industry publications.  The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods.  (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole — the beta — or in absolute terms — the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.  The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund may, from time to time, show the standard deviation of either the Fund or the Fund’s investment strategy and the standard deviation of the Fund’s benchmark index.  Standard deviation is a statistical measure of the

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historical volatility of a portfolio.  Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

From time to time, the Fund may quote the Fund’s total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders.  The Fund’s performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses.  Consequently any given performance quotation should not be considered representative of the Fund’s performance in the future.  In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.  Investments comparing the Fund’s performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

The Fund’s “average annual total return” is computed according to a formula prescribed by the Securities and Exchange Commission.  The formula can be expressed as follows:

Average Annual Total Return will be computed as follows:

ERV = P(1+T)/n/

Where      P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund.  The Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time.  The Fund’s total return “after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period.  To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund.  State and local taxes are ignored.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

ATV/D/ = P(1+T)/n/

Where:      P = a hypothetical initial investment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

48

ATV/DR/ = P(1+T)/n/

Where:      P = a hypothetical initial investment of $1,000

T = average annual total return (after taxes on distributions and redemption)

n = number of years

ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [( a-b/cd +1)/6/ - 1]

Where:     a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Past performance is not indicative of future results.  At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Financial Statements of the Fund as of                  , 2010, appearing in this Statement of Additional Information have been audited by                              , an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                                audits and reports on the Fund’s annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.  The principal business address of is                    .

ADMINISTRATOR, CUSTODIAN, SUB-ADMINISTRATOR AND FUND ACCOUNTANT

AND TRANSFER AGENT

AAMI, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is also the Fund’s administrator. Subject to the control, supervision and direction of the Board of Directors, the AAMI is responsible for, among other things: providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services.

The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company (“State Street”).  State Street is also the custodian and fund accountant for the Fund.  Pursuant to a sub-administration and accounting services agreement, State Street, provides certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records; acting as liaison with the Fund’s independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

The Fund’s transfer and dividend paying agent is Computershare Trust Company, N.A.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Aberdeen Emerging Markets Debt Local Currency Fund, Inc.

                                              , 2011

50

ABERDEEN EMERGING MARKETS DEBT LOCAL CURRENCY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

51

ABERDEEN EMERGING MARKETS DEBT LOCAL CURRENCY FUND, INC.

COMMON SHARES

STATEMENT OF ADDITIONAL INFORMATION

                      , 2010

52

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group — A brief description of the applicable Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

•                                          Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                                          Nature of and provisions of the obligation; and

•                                          Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.  The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

NR

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA,’ ‘AA,’ ‘A,’ ‘BBB,’ commonly known as investment-grade ratings) generally are regarded as eligible for bank investment.  Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

Notes.  A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•                  Chapter 1 Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Chapter 2 Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.  These categories are as follows:

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM DEBT RATINGS

Aaa

Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality.  Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch Ratings Ltd.— A brief description of the applicable Fitch Ratings Ltd. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings.”  The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments.  Both foreign and local currency ratings are internationally comparable assessments.  The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB

Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D

Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings.”  The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments.  Both foreign and local currency ratings are internationally comparable assessments.  The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1

Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.  Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC,’ or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

ABERDEEN ASSET MANAGEMENT INC. and ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisors”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisors seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, the Aberdeen Advisors may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Advisor may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisor may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisors may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisors may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Advisor or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Advisor and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Advisor has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Advisor.

When a material conflict of interest between the Aberdeen Advisor and its client(s) is identified, the Aberdeen Advisor may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Advisor utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Advisor’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisors may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Advisor from exercising its voting authority.

B-1

Part C

Other Information

ITEM 25.       FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements

The following financial statements of Aberdeen Emerging Markets Debt Local Currency Fund, Inc. (the “Company” or the “Registrant”) are included in Part B of this Registration Statement.

ABERDEEN EMERGING MARKETS DEBT LOCAL CURRENCY FUND, INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm
Consolidated Statement of Assets and Liabilities
Consolidated Statement of Operations
Consolidated Statement of Changes in Net Assets
Notes

(2)         Exhibits

(a)	Articles of Incorporation (2)

(b)	Bylaws (2)

(c)	Not applicable

(d)	Article 9 in Articles of Incorporation and Article 2 (Meetings of Stockholders) in Bylaws — see documents filed as Exhibit 2(a) and 2 (b), respectively.

(e)	Dividend Reinvestment and Cash Purchase Plan. (1)

(f)	Not applicable

(g)(1)	Investment Management Agreement between the Registrant and Aberdeen Asset Management Inc. (1)

(g)(2)	Sub-Advisory Agreement between Registrant, Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited (1)

(h)	Form of Underwriting Agreement (1)

(i)	Not applicable

(j)	Custodian Contract between the Registrant and State Street Bank and Trust Company (“State Street”) (1)

(k)(1)	Administration Agreement between the Registrant and Aberdeen Asset Management Inc. (1)

(k)(2)	Sub-Administration Agreement between Aberdeen Asset Management Inc. and State Street (1)

(k)(3)	Stock Transfer Agency Agreement between the Registrant and Computershare (1)

(k)(4)	Fund Accounting Agreement between the Registrant and State Street (1)

(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant (1)

(m)	Form ADV, Non-Resident Investment Adviser Execution Page for Aberdeen Asset Management Investment Services Limited (1)

(n)	Independent Registered Public Accounting Firm Consent (1)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of Registrant (1)

(r)(2)	Code of Ethics of Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited (1)

(s)	Powers of Attorney (1)

(1)	To be filed by amendment.
(2)	Filed herewith.

ITEM 26. MARKETING ARRANGEMENTS

To be filed by amendment.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets out the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$(1)
Listing fee	$(1)
Printing (other than certificates)	$(1)
Fees and expenses of qualification under state securities laws (including fees of counsel)	$(1)
Accounting fees and expenses related to the offering	$(1)
Legal fees and expenses related to the offering	$(1)
Miscellaneous	$(1)
Total	$(1)

(1)	To be completed by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets out the approximate number of record holders of the Registrant’s common stock at         , 2011.

Title of Class	Number of Record Holders

Common stock, $0.001 par value per share

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ITEM 30. INDEMNIFICATION

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party. In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met. Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person. Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article XII of the Registrant’s Bylaws (as amended to date) provides:

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity.  The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.  Any indemnification or advance of expenses made pursuant to this Article XII shall be subject to applicable requirements of the Investment Company Act of 1940, as amended.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Registrant’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to separate account clients and unregistered pooled vehicles.  Additional information as to AAMI and the directors and officers of AAMI is included in AAMI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), is a United Kingdom corporation. Additional information as to AAMISL and the directors and officers of AAMISL is included in AAMISL’s Form ADV filed with the SEC (File No. 801-12880), which is incorporated herein by reference and sets forth the officers and directors of AAMISL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMISL and such officers and directors during the past two years.

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ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Aberdeen Asset Management Inc

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1)           The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)           Not applicable.

(3)           Not applicable.

(4)           Not applicable.

(5)           (a)           For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)           For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania, on the 22nd day of December 2010.

By:	/s/ Lucia Sitar

Name:	Lucia Sitar
Title:	Sole Director

Pursuant to the requirements of the Securities Act, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Alan Goodson	President	December 22, 2010
Alan Goodson	(Principal Executive Officer)

/s/ Megan Kennedy	Treasurer & Secretary	December 22, 2010
Megan Kennedy	(Principal Financial and Accounting Officer)

/s/ Lucia Sitar	Sole Director	December 22, 2010
Lucia Sitar

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EXHIBIT INDEX

Exhibit	Document

EX 2(a)	Articles of Incorporation
EX 2(b)	By Laws

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